                            ARTICLES OF INCORPORATION
                                       OF
                              PAPNET OF OHIO, INC.

     The undersigned, a citizen of the United States, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Revised Code of Ohio, does hereby certify:

     FIRST:  NAME.  The name of the corporation shall be PAPNET OF OHIO, INC.

     SECOND: PRINCIPAL OFFICE. The place in Ohio where its, principal office is to be located is 6472 Moors Place West, Dublin, Franklin County, Ohio, 43226.

     THIRD: PURPOSE. The purpose for which it is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

     FOURTH: Shares. The maximum number of shares which the corporation is authorized to have outstanding is nine hundred (900) shares, all of which shall be common shares without par value.

     FIFTH: REPURCHASE OF SHARES. The corporation, through its Board of Directors, shall have the right and power to repurchase any of its outstanding shares at such price and upon such terms as may be agreed upon between the corporation and the selling shareholder or shareholders.

     SIXTH: CONFLICT OF INTEREST. A director or officer of the corporation shall not be disqualified by his office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction, contract or act of the corporation be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer or any firm of which of which such director or officer is a shareholder, director or officer, is in any way interested in such transaction, contract or act, provided the fact that such director, officer, firm or corporation is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors, at which action upon any such contract, transaction or act shall be taken; nor shall any such director or officer be accountable or responsible to the corporation for or in respect of any such transaction, contract or act of the corporation, or for any gains or profits realized him by reason of the fact that he or any firm of which he is a member, or any corporation of which he is a shareholder, officer or director, is interested in such transaction, contract or act and any such director or officer, if such officer is a director, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize or take action in respect of any such contract, transaction or act and may vote thereat to authorize, ratify or approve any such contract, transaction or act, with like force and effect as if he or any firm of which he is a member, or any corporation of which he is a shareholder, officer or director, were not interested in such transaction, contract or act.

     SEVENTH: INDEMNIFICATION. Every person who is director, officer, or employee of the corporation or a former director, officer or employee of the corporation, or a person who is serving or has served at the request of the corporation as a director, officer or employee of another corporation is hereby indemnified against expenses, judgments, decrees, fines, penalties or amounts paid in settlement in connection with the defense of any pending or threatened action, suit, or proceeding, criminal or civil, to which he is or may be made a party by reason of being or having been such director, officer or employee, provided he is determined by the directors of the corporation acting at a meeting at which a quorum consisting of directors who are not parties to or threatened with any such action, suit or proceeding is present
(a) not to have been negligent or guilty of misconduct in the performance of his duty to the corporation of which he is such director, officer or employee; (b) to have acted in good faith in what he reasonably believed to be the best interest of such corporation; and (c) in any matter the subject of a criminal action, suit, or proceeding, to have had no reasonable cause to believe that his conduct was unlawful; provided, however, no director who is a party to or threatened with any such action, suit or proceeding shall be qualified to vote on such matter. Alternatively such determinations may be made (a) by a court of competent jurisdiction, (b) by the shareholders of the corporation at a meeting held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of voting power of the corporation on such proposal or (c) adopted by the shareholders of the corporation without a meeting by the written consent of the holders of share entitling them to exercise two-thirds of the voting power on such proposal.

     Such indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled including, without limiting the generality of the foregoing, any insurance purchased by the corporation.

     EIGHTH: STATED CAPITAL. The amount of stated capital with which the corporation shall begin business is not less than Five Hundred Dollars ($500.00).

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 25th day of October, 1989.

                                   /s/ David J. Richards
                                   -------------------------------------------
                                   DAVID J. RICHARDS
                                   Incorporator



                        End of Articles of Incorporation

                          ORIGINAL APPOINTMENT OF AGENT



     The undersigned, being the sole incorporator of PAPNET OF OHIO, INC. hereby appoints the below named, a natural person and resident in the county in which notice or demand required or permitted by statute to be served upon the corporation may be served:

                    DAVID J. RICHARDS
                    5472 Moors Place West
                    Dublin, Ohio  43220



Dated:October 25, 1989             /s/ David J. Richards
                                   -------------------------------------------
                                   DAVID J. RICHARDS
                                   Incorporator

Presented by
Sherrod Brown                                    Charter No:     759614
Secretary of State                                           ---------------
                                                  Approved         BB
                                                            ----------------
                                                 Date        6/5/90
                                                       ---------------------
                                                 Fee        $45.00
                                                      ----------------------

                                                  94071534601

                             CERTIFICATE OF AMENDMENT

                BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

                              PAPNET OF OHIO, INC.
- ------------------------------------------------------------------------------
                              (NAME OF CORPORATION)

        David J. Richards        ,who is:
- --------------------------------

/ / Chairman of the Board    /x/ President    / / Vice President   (check one)

and

   Carl Genberg          ,who is:
- -----------------------
/X/ Secretary   / / Assistant Secretary   (check one)

of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

/X/ a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on 1/1/90 at which meeting a quorum of the
                                ------
     shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 100% of the
                                                              ----
     voting power of the corporation.

/ / in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

To issue 100 additional shares of stock.

  IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 4th day of June,
                                                            ----        ----
1990.
  --

                                   By  /s/       David J. Richards
                                      -----------------------------------
                                      (Chairman, President, Vice President)

                                      David J. Richards

                                   By  /s/       Carl Genberg
                                      -----------------------------------
                                       (Secretary, Assistant Secretary)

                                      Carl Genberg

  NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are secured, even if this necessitates the election of a second officer before the filing can be made.

Presented by
Sherrod Brown                                  Charter No.      759614
                                                             ---------------
                                                Approved           RB
                                                            ----------------
                                                 Date           5/28/92
                                                       ---------------------
                                                 Fee           8,535.00
                                                      ----------------------


                             CERTIFICATE OF AMENDMENT

                BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

                              PAPNET OF OHIO, INC.
- ------------------------------------------------------------------------------
                              (NAME OF CORPORATION)

        David J. Richards        ,who is:
- --------------------------------

/ / Chairman of the Board    /x/ President    / / Vice President   (check one)

and

   Carl Genberg          ,who is:
- -----------------------
/X/ Secretary   / / Assistant Secretary   (check one)

of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

/x/ a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on May 7 1992 at which meeting a quorum of
                                ----------
     the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 87.2% of the
                                                              -----
     voting power of the corporation.

/ / in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

RESOLVED: that the Articles of Incorporation of the Corporation, as heretofore amended from time to time, be amended in order to increase the number of authorized shares of the Corporation from 1,000 to 2,400,000.

RESOLVED: that the Articles of Incorporation of the Corporation, as heretofore amended from time to time, be amended in order to eliminate the pre-emptive rights of the shareholders of the Corporation set forth in
Section 1701.75 of the Ohio Revised Code.

  IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 28th day of
                                                            --
May,  1992.
- ----    --

                                   By  /s/       David J. Richards
                                      -----------------------------------
                                      (Chairman, President, Vice President)

                                      David J. Richards

                                   By  /s/      Carl Genberg
                                      -----------------------------------
                                       (Secretary, Assistant Secretary)

                                      Carl Genberg

  NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are secured, even if this necessitates the election of a second officer before the filing can be made.

                          CERTIFICATE OF AMENDMENT


Presented by
BOB TAFT, Secretary of State                     Charter No.    759614
30 East Broad Street, 14th Floor                             ---------------
Columbus, Ohio 43266-0418                        Approved         BB
Form SH-AMD (January 1991)         04206-1380               ----------------
                                                 Date        7/15/94
                                                       ---------------------
                                                 Fee        $6,535.00
                                                      ----------------------

                                                  94071534601

                             CERTIFICATE OF AMENDMENT

                BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

                              PAPNET OF OHIO, INC.
- ------------------------------------------------------------------------------
                              (NAME OF CORPORATION)

        David J. Richards        ,who is:
- --------------------------------

/ / Chairman of the Board    /x/ President    / / Vice President   (check one)

and

   John P. Kennedy          ,who is:
- -----------------------
/X/ Secretary   / / Assistant Secretary   (check one)

of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

/X/ a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on June 30, 1994 at which meeting a quorum of the
                                -------    --
     shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 74% of the
                                                              --
     voting power of the corporation.

/ / in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

  BE IT RESOLVED, that Article FOURTH of the Articles of Incorporation of the Corporation as heretofore amended, be amended in order to increase the number of shares the Corporation is authorized to have outstanding, from 2,400,000 to 5,000,000 shares, all of which shall be common shares without par value.

  IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 14th day of July,
                                                            ----        ----
1994.
  --

                                   By  /s/       David J. Richards
                                      -----------------------------------
                                      (Chairman, President, Vice President)

                                      David J. Richards

                                   By  /s/       John P. Kennedy
                                      -----------------------------------
                                       (Secretary, Assistant Secretary)

                                      John P. Kennedy

  NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are secured, even if this necessitates the election of a second officer before the filing can be made.

                             CERTIFICATE OF AMENDMENT

Presented by
BOB TAFT, Secretary of State                     Charter No.
30 East Broad Street, 14th Floor                             ---------------
Columbus, Ohio 43266-0418                        Approved
Form SH-AMD (January 1991)         05377-0109               ----------------
                                                 Date
                                                       ---------------------
                                                 Fee
                                                      ----------------------


                           CERTIFICATE OF AMENDMENT                  [(stamp)
                                                                      Received
              BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF  Dec 14, 1995]
                                                                      TAFT
                              PAPNET OF OHIO, INC.          Secretary of State
- ------------------------------------------------------------------------------
                              (NAME OF CORPORATION)

        David J. Richards        ,who is:
- --------------------------------

/ / Chairman of the Board    /x/ President    / / Vice President   (check one)

and

   John P. Kennedy          ,who is:
- -----------------------
/X/ Secretary   / / Assistant Secretary   (check one)

of the above named Ohio corporation for profit do hereby certify that: (check the appropriate box and complete the appropriate statements)

/ / a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on September 28, 1995 at which meeting a quorum of
                                ------------    --
     the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 67% of the
                                                              --
     voting power of the corporation.

/ / in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

  BE IT RESOLVED, that Article Fourth of the Articles of Incorporation of the Corporation as heretofore amended, be amended in order to increase the number of shares the Corporation is authorized to have outstanding, from 5,000,000 shares to 8,000,000, all of which shall be common shares without par value.

  IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 14th day of
                                                            --
December, 1995.
- --------    --

                                   By  /s/       David J. Richards
                                      -----------------------------------
                                      (Chairman, President, Vice President)

                                      David J. Richards

                                   By  /s/      John P. Kennedy
                                      -----------------------------------
                                       (Secretary, Assistant Secretary)

                                      John P. Kennedy

  NOTE: Ohio law does not permit one officer to sign in two capacities. Two separate signatures are secured, even if this necessitates the election of a second officer before the filing can be made.